                                                                  EXHIBIT 10.67

                          MONITORING SERVICES AGREEMENT


         This MONITORING ServiceS Agreement is entered into and is effective ("Effective Date") as of May 19, 2000, (the "Agreement"), by and between @TRACK Communications, Inc., a Delaware Corporation with its principal place of business located at 1155 Kas Drive, Suite 100, Richardson, Texas 75081 (hereinafter referred to as "@TRACK"), and Criticom International Corporation, a Minnesota corporation (hereinafter referred to as "CIC"), with its principal place of business located at 1301 E. 79th Street, Minneapolis, Minnesota 55425-1119. @TRACK and CIC hereinafter referred to collectively as the "Parties".

                                    RECITALS:

         WHEREAS, @TRACK is a company that designs, manufactures and markets mobile communications, tracking, and information systems and in connection therewith provides enhanced telecommunication services to the trucking industry;

         WHEREAS, @TRACK contracted with Southwestern Bell Telephone Company, Pacific Bell, Nevada Bell and Southern New England Telephone (hereinafter collectively referred to as "SBC") to provide a mobile communications, tracking and information system including certain twenty-four (24) hour roadside emergency telecommunication monitoring and response services;

         WHEREAS, @TRACK intends to contract with other customers to provide similar services as provided to SBC;

         WHEREAS, @TRACK desires to engage CIC to act as the provider of twenty-four (24) hour emergency monitoring and response services in support of the @TRACK's contract with SBC and in support of such other customers as @TRACK contracts with in the future as more specifically defined below herein; and

         WHEREAS, CIC and @TRACK entered into that certain Memorandum of Understanding on April 16, 1999 whereby @TRACK engaged CIC to provide the referenced monitoring services (the "Memorandum");

         WHEREAS, as per the Memorandum, CIC and @TRACK agreed to execute a more formal agreement to replace and supersede the Memorandum in its entirety;

         WHEREAS, CIC and @TRACK intend that this Agreement serve as the more formal agreement which replaces and supersedes the Memorandum in its entirety;

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual representations and agreements set forth herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, @TRACK and CIC, intending to be legally bound, hereby agree as follows:

1.       DEFINITIONS:

         1.1. "MONITORING SERVICE" shall mean receiving and responding to alarm signals transmitted by Units and/or key FOB panic alarms to the alarm monitoring central station as further defined in paragraph 3 below herein.

         1.2. "SBC" shall mean and include Southwestern Bell Telephone Company, Pacific Bell, Southern New England Telephone and Nevada Bell, and their agents, servants, employees, directors, officers, and representatives.

         1.3. "@TRACK" shall mean and include @TRACK Communications, Inc. and its agents, servants, employees, directors, officers, and representatives.

                                    PAGE - 1

                       RESTRICTED PROPRIETARY INFORMATION
      The information contained herein is for use by authorized employees of the parties and their affiliates hereto only and is not for general distribution within or for distribution outside their
                respective companies except by written agreement.

         1.4. "@TRACK CUSTOMER" shall mean a customer of @TRACK other than SBC which purchases Monitoring Services in connection with their purchase of Units from @TRACK.

         1.5. "INTELLECTUAL PROPERTY RIGHTS" shall mean the intangible legal rights or interests evidenced by or embodied in (1) any idea, design, concept, technique, invention, discovery, or improvement, regardless of patentability, but including patents, patent applications, trade secrets, and know-how; (2) any work of authorship, regardless of copyrightability, but including copyrights and any moral rights recognized by law; and (3) any other similar rights, in each case on a worldwide basis.

         1.6. "CIC" shall mean and include Criticom International Corporation, and its agents, servants, employees, directors, officers, and representatives.

         1.7. "SBC AGREEMENT" shall mean the written agreement between @TRACK and SBC pursuant to which SBC purchased the Units and @TRACK Service.

         1.8. "@TRACK SERVICE" shall mean the enhanced services provided by @TRACK to SBC in connection with the Units.

         1.9. "TELECOMMUNICATION EXPENSES" shall mean the actual costs incurred by CIC in communicating with the SBC vehicle occupants, a Public Safety Answering Point, a local law enforcement or emergency agency, and/or the designated SBC headquarters personnel via the public switched network.

         1.10. "SBC USER" shall mean an individual employee of SBC who uses a Unit and the Monitoring Service.

         1.11. "UNITS" shall mean the @TRACK mobile communications system installed in vehicles consisting of a global positioning system ("GPS") receiver, cellular transceiver, vehicle communications processor, GPS antenna, cellular antenna and key fob panic alarm.

         1.12. "USER" shall mean an individual employee of a @TRACK Customer who uses the Monitoring Service.

2. [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

         2.1. [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

         2.2. [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]


                                     PAGE-2

                       RESTRICTED PROPRIETARY INFORMATION
      The information contained herein is for use by authorized employees of the parties and their affiliates hereto only and is not for general distribution within or for distribution outside their
                respective companies except by written agreement.

3.       SERVICES PROVIDED BY CIC

         3.1. [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

         3.2. [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]


         3.3. DISPATCH AUTOMATION SYSTEM. CIC shall coordinate the development and integration of an automation package to serve SBC as per Exhibit "C" attached hereto.

         3.4. COMMUNICATION LINES. CIC shall maintain telephone and/or other communication line(s) as necessary to provide the Monitoring Services. CIC shall be responsible for all costs associated with maintaining the telephone and/or other communications lines necessary to provide the Monitoring Services; provided; however, that @TRACK shall be responsible for any charges for frame relay or T-1 service between CIC and @TRACK.

         3.5. U.L. APPROVAL. CIC shall maintain an Underwriter's Laboratories approved listing for commercial fire for a monitoring center, although @TRACK understands that Underwriter's Laboratories does not provide listing services for mobile security central stations. If Underwriter's Laboratories listing for mobile security becomes available, and @TRACK requires it, then CIC shall obtain it at that time.

         3.6. DATABASE ACCESS. CIC shall provide @TRACK with daily electronic access to SBC or other @TRACK Customer alarm history, statistical information and database as defined in the Exhibit C.

                                     PAGE-3

                       RESTRICTED PROPRIETARY INFORMATION
      The information contained herein is for use by authorized employees of the parties and their affiliates hereto only and is not for general distribution within or for distribution outside their
                respective companies except by written agreement.

         3.7. COMPLIANCE WITH LICENSING STATUTES. CIC represents that it is licensed at the state level to provide Monitoring Services where applicable in the forty-eight (48) contiguous states of the United States of America except for the states of Utah and Virginia. CIC will make every reasonable attempt to ensure PSAP(s) do not deny response based on the absence of appropriate licenses and/or certifications. If CIC is required to obtain additional licenses, @TRACK and CIC will reach agreement on reimbursement to CIC for said additional required licenses.

               3.7.1. [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR
                      CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.].

4. [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.].

         4.1. [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

         4.2. [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

         4.3. [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

         4.4. [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

         4.5. [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

                                     PAGE-4

                       RESTRICTED PROPRIETARY INFORMATION
      The information contained herein is for use by authorized employees of the parties and their affiliates hereto only and is not for general distribution within or for distribution outside their
                respective companies except by written agreement.

5.       @TRACK'S OBLIGATIONS

         5.1. PAYMENT. @TRACK shall pay CIC for the Monitoring Services at the rates set forth in Exhibit "A" attached hereto within thirty (30) days from the date of receipt of a written invoice from CIC.

         5.2. NO MISREPRESENTATION. @TRACK agrees not to represent as "CIC Service" any Monitoring Services which are not specified in EXHIBIT "A": PRICE LIST. CIC may, in its sole discretion, offer new Monitoring Services and make them available to @TRACK at prices and terms which shall be mutually agreed upon by both Parties.

         5.3. NOTIFICATION OF SBC USER OR USER COMPLAINTS. @TRACK shall promptly notify CIC of any complaint or question regarding the Monitoring Services.

         5.4. UNIT DESIGN, INSTALLATION, IMPLEMENTATION AND @TRACK SERVICES. CIC shall have no responsibility for the sale, design, installation, maintenance or repair of equipment located as part of the Units of the SBC Users or other Users. @TRACK shall be solely responsible for all risks and expenses incurred in connection with its actions in the sale or use of Units or Monitoring Services or any other acts of @TRACK. @TRACK shall act in all respects on its own account and shall be solely responsible for establishing the rates, terms and conditions under which it will sells Units, @TRACK Service and Monitoring Services to @TRACK Customers, including but not limited to, any credit verification, deposits, billing, collection, consolidation, billing and service complaints, bad debts, and fraudulent or illegal or inappropriate use by any person of any Units, @TRACK Service or Monitoring Services.

         5.5. FALSE SIGNALS. @TRACK agrees to install and maintain Units using high quality equipment, techniques, and practices. @TRACK agrees to make every reasonable effort to correct and control Unit or User deficiencies causing false signals. If any Unit sends an unreasonable number of false signals which materially impairs CIC's ability to provide the Monitoring Services, CIC may temporarily suspend the provision of Monitoring Services to the malfunctioning Unit.

         5.6. TAXES. @TRACK agrees to pay any and all sales, use or business taxes or impositions by Municipal, State, Federal and/or other authorities in connection with the Monitoring Services to be provided by CIC except for sales, use or business taxes assessed on the net income or gross revenues of CIC.

         5.7. REGULATORY AGENCY NOTICES. @TRACK and/or @TRACK with CIC's assistance, shall provide and mail, at @TRACK's own expense, all announcements or notices required to be mailed to SBC Users or Users as required by any regulatory agency.

         5.8. NOTICE OF TERMINATION OF @TRACK CUSTOMER CONTRACTS. @TRACK shall notify CIC of termination of the SBC Agreement and/or any @TRACK Customer Agreement, or any modification of the SBC Agreement and/or any @TRACK Customer Agreement if the modification requires CIC to alter the data or instructions on file at CIC's central station. Failure to provide such notification may result in termination of this Agreement as to SBC and/or any such @TRACK Customer. @TRACK agrees to furnish to CIC all changes, revisions, and modifications to SBC and/or any @TRACK Customer information in writing electronically.

6. INTELLECTUAL PROPERTY. CIC shall own all right, title and interest in and to any Intellectual Property owned by CIC including any modifications thereto. @TRACK shall retain all right, title and interest in and to any Intellectual Property owned by @TRACK including any modification thereto. No other rights, and

                                     PAGE-5

                       RESTRICTED PROPRIETARY INFORMATION
      The information contained herein is for use by authorized employees of the parties and their affiliates hereto only and is not for general distribution within or for distribution outside their
                respective companies except by written agreement.

         particularly licenses, to trademarks, inventions, copyrights, or patents are implied or granted to either CIC or @TRACK under this Agreement except as provided herein.

         6.1. [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

         6.2. [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

         6.3. [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

7.       JOINT OBLIGATIONS

         7.1. PUBLIC RELATIONS. Each Party hereto will at all times give prompt, courteous, and efficient service to the public, will be governed in all dealings with the public by standards of honesty, integrity, and fair dealing, and shall do nothing to discredit, dishonor, reflect adversely upon or in any manner injure the reputation of CIC or @TRACK.

         7.2. INDUSTRY STANDARDS. Each Party hereto warrants that their respective systems and Monitoring Services meet the high standards of the emergency services industry.

8. [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.].



9.       PAYMENT

         9.1. @TRACK shall pay CIC for the Monitoring Services at the rates set forth in Exhibit "A" attached hereto within thirty (30) days from the date of receipt of a written invoice from CIC.

         9.2. [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

                                     PAGE-6

                       RESTRICTED PROPRIETARY INFORMATION
      The information contained herein is for use by authorized employees of the parties and their affiliates hereto only and is not for general distribution within or for distribution outside their
                respective companies except by written agreement.

               9.2.1. [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR
                      CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]


         9.3. BILLING. Billing for Monitoring Services will commence upon active monitoring of Unit as represented by the Start Date within the signal automation application, although response Monitoring Services may not be in effect due to lack of information.

               9.3.1. Invoices for Monitoring Services shall not be prorated.

               9.3.2. @TRACK shall pay to CIC all undisputed charges as invoiced for Monitoring Services provided to @TRACK Customers as set forth in this Agreement. @TRACK also shall provide CIC on or before the due date, with a written explanation of its grounds for disputing any invoiced amounts.

               9.3.3. Under no circumstances will @TRACK's inability to collect from @TRACK's Customers delay payment to CIC.

10.      TERM AND TERMINATION

         10.1. [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

         10.2. RENEWAL TERM. This Agreement shall automatically renew for successive two (2) year terms unless one hundred and twenty (120) days written notice of intent not to renew is provided by either Party hereto. Both Parties agree to cooperate in the event of termination and if necessary grant an extension if more time is required for a smooth transition of Monitoring Services to another service provider.

         10.3. TERMINATION. In the event either Party to this Agreement commits a material breach or defaults in any of its obligations under this Agreement, and such breach or default has not been cured (a) within thirty (30) days after receipt of written notice from the non-breaching Party of monetary breach or default; or (b) within ninety (90) days after receipt of written notice of non-monetary breach or default, the non-breaching Party may immediately, in addition to any remedy which may be available at law or in equity, terminate this Agreement.

         10.4. [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

11.      INDEPENDENT CONTRACTORS

         11.1. This Agreement does not constitute that either Party is the agent or legal representative of the other Party. Neither Party shall have any right or authority to assume or create any obligation or responsibility, express or implied, on behalf of or in the name of the other, or to bind the other in

                                     PAGE-7

                       RESTRICTED PROPRIETARY INFORMATION
      The information contained herein is for use by authorized employees of the parties and their affiliates hereto only and is not for general distribution within or for distribution outside their
                respective companies except by written agreement.

               any manner. CIC shall be an independent contractor of @TRACK for all purposes of this Agreement.

         11.2. It is understood and agreed that CIC and its employees and @TRACK's employees shall continue as the employees of the respective Parties and that each Party shall cover its respective employees with such Workers' Compensation and other insurance (all of which are at statutory limits as a minimum condition) as shall be required by law and such insurance shall be evidenced to the other Party hereto by the submission of a Certificate of Insurance to the other Party within thirty (30) days after signing of this Agreement. CIC shall employ, supervise and direct all persons performing any of the Monitoring Services to be performed by CIC under this Agreement, and such persons shall be and shall remain the sole employees of, and subject to the exclusive control and direction of CIC in the performance of such Monitoring Services. @TRACK shall have no right or obligation to control or direct any of the agents, servants or employees of CIC, it being the intention of the Parties hereto that CIC shall remain and be an independent contractor for all purposes of this Agreement. CIC shall have no right or obligation to control or direct any of the agents, servants or employees of @TRACK, it being the intention of the Parties hereto that @TRACK shall remain and be an independent contractor for all purposes of this Agreement. Notwithstanding the foregoing, @TRACK shall have the right to give such instructions to CIC as may be necessary or advisable for the satisfactory performance of the Monitoring Services to be rendered by CIC.

12. YEAR 2000 COMPLIANCE. @TRACK and CIC agree to comply with the obligations contained in Exhibit "D" attached hereto.

13. CONFIDENTIALITY. The Parties' confidentiality obligations shall be governed by the "Mutual Non-Disclosure and Confidentiality Agreement" entered into between @TRACK and CIC on March 1, 1999.

14.      LIABILITY AND INDEMNITY

         14.1. [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]


         14.2. [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]


         14.3. [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

         14.4. [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

                                     PAGE-8

                       RESTRICTED PROPRIETARY INFORMATION
      The information contained herein is for use by authorized employees of the parties and their affiliates hereto only and is not for general distribution within or for distribution outside their
                respective companies except by written agreement.

15.      TRADE NAME AND TRADEMARK

         15.1. Neither Party hereto will use the names or trade or service marks of the other Party without the prior written consent of such other Party nor in any way that would discredit or damage the reputation of such other Party or its affiliates. Each Party shall neither acquire, nor claim any right, title, or interest in or to the other Party's trademarks or trade names through advertising and sales of Monitoring Services or otherwise. In the event of termination of this Agreement, each Party hereto agrees not to register or use any service marks, trademarks and trade names of the other Party or its affiliates, and upon such termination or discontinuance, will surrender or abandon its use or ownership of any service mark, trademark or trade name confusingly similar to that of the other Party or its affiliates, which were not owned prior to the execution of this Agreement.

16.      MISCELLANEOUS

         16.1. SEVERABILITY. It is agreed that if any provisions of this Agreement will be determined to be void by any court of competent jurisdiction, then such determination shall remain in full force and effect unless such determination shall render either Party's performance hereunder substantially more difficult or impossible to perform, in which case upon the giving of proper notice this Agreement may be terminated by the Party whose performance has been so rendered substantially more difficult or impossible. It is the intention of the Parties hereto that if any provision of this Agreement is capable of two constructions only one of which would render such provision valid, then the provision shall have the meaning which renders it valid. Subject to the provisions of this Section, in the event it shall hereafter not be legal for CIC to provide the Monitoring Services, or for @TRACK to offer the Monitoring Services through CIC to its customers, in any of the states of the United States, then this Agreement shall continue in full force and effect to the fullest extent permitted by law, except that neither CIC nor @TRACK shall be obligated to perform the prohibited acts in such places where the same remains unlawful.

         16.2. ASSIGNMENT. This Agreement shall not be assignable by either Party without the prior written consent of the other Party which shall not be unreasonably withheld. However, either Party may assign this Agreement to the successor in interest to substantially all of the assets of said Party through merger, purchase or otherwise.

         16.3. COMPLIANCE WITH LAW. All Parties to this Agreement shall comply with all applicable federal, state, and local laws and regulations in performing its duties hereunder.

         16.4. CONFIDENTIALITY OF TERMS. Neither Party to this Agreement shall, without written authorization of the other Party hereto, disclose to any third Party the terms and conditions of this Agreement except as may be necessary to establish or assert rights hereunder or as required by law; provided, however, either Party hereto may, on a confidential basis, disclose this Agreement to its accountants, attorneys, and financing organizations. Furthermore, either Party hereto may disclose the terms of this Agreement as required by federal and state securities statutes, rules and regulations including the Securities Exchange Commission rules and regulations; provided, however, that such disclosing Party will attempt to seek confidential treatment of such portions of the Agreement which contain confidential and proprietary information.

                               PAGE-9

                       RESTRICTED PROPRIETARY INFORMATION
      The information contained herein is for use by authorized employees of the parties and their affiliates hereto only and is not for general distribution within or for distribution outside their
                respective companies except by written agreement.

         16.5. SECTION HEADINGS; EXHIBITS. The Section and subsection headings used herein are for reference and convenience only, and shall not enter into the interpretation hereof.

         16.6. ENTIRE AGREEMENT; AMENDMENT. This instrument contains the entire and only agreement between the Parties regarding the subject matter herein, and no oral statements or representations or prior written matter not contained in this instrument shall have any force or effect. This Agreement shall not be modified in any way except by a writing subscribed by both Parties by their duly authorized representatives.

         16.7. NOTICES. Unless otherwise specifically provided, all notices required or permitted by this Agreement shall be in writing and may be delivered personally, or may be sent by facsimile or certified mail, return receipt requested, to the following addresses, unless the Parties are subsequently notified of any change of address in accordance with this Section 16.7:

               If to @TRACK:

               @TRACK Communications, Inc.
               1155 Kas Drive, Suite 100
               Richardson, Texas 75081
               Attention: Todd Felker, Senior Vice President, Sales, Marketing & Account Management with copy to: General Counsel
               Facsimile: (972) 301-2263

               If to CIC:

               Criticom International Corporation
               1301 E. 79th Street
               Minneapolis, Minnesota 55425-1119
               Attn: CEO
               Facsimile (612) 854-5510

               With a copy (which will not constitute notice) to:

               Mark Moxness
               General Counsel
               Krass Monroe, PA
               Suite 1100, Southpoint Office Center
               1650 W. 82nd St.
               Bloomington, Minnesota 55431-1447

               Any notice shall be deemed to have been received as follows: (1) by personal delivery, upon receipt; (2) by facsimile upon receipt; (3) by certified mail, five (5) business days after delivery to the U.S. postal authorities by the Party serving notice. If notice is sent by facsimile, a confirming copy of the same shall be sent by mail to the same address.

         16.8. NO AGENCY. The relationship between CIC and @TRACK is not one of joint venture, partnership, agency or employment, and nothing in this Agreement shall be construed to create any such relationship between the Parties hereto.

         16.9. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

                                    PAGE-10

                       RESTRICTED PROPRIETARY INFORMATION
      The information contained herein is for use by authorized employees of the parties and their affiliates hereto only and is not for general distribution within or for distribution outside their
                respective companies except by written agreement.

         16.10. WAIVER. The failure of either Party to enforce at any time, or for any period, the provisions of this Agreement shall not be construed as a waiver of such provisions or of the right of such Party thereafter to enforce each and every such provision. No claim or right arising out of the breach or default of this Agreement may be discharged in whole or in part by a waiver or renunciation of such claim or right unless such waiver or renunciation is in writing and signed by the aggrieved Party.

         16.11. [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]



         16.12. ATTORNEY'S FEES. If any action at law or in equity shall be necessary to enforce or interpret the terms of this Agreement, the prevailing Party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements, in addition to any other relief to which such Party may be entitled.

         16.13. GOVERNING LAW; CONSENT TO JURISDICTION & VENUE. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS (RULES) OR CHOICE OF LAWS (RULES) THEREOF. IF CIC BRINGS ANY LITIGATION AGAINST @TRACK WITH RESPECT TO OR ARISING OUT OF THE TERMS OF AND THE TRANSACTIONS AND RELATIONSHIPS CONTEMPLATED BY THIS AGREEMENT, CIC AGREES TO BRING SUCH LAWSUIT EXCLUSIVELY IN THE STATE DISTRICT COURT RESIDING IN DALLAS COUNTY, DALLAS, TEXAS (OR IF APPLICABLE, THE FEDERAL DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS, DALLAS DIVISION). IF @TRACK BRINGS ANY LITIGATION AGAINST CIC WITH RESPECT TO OR ARISING OUT OF THE TERMS OF AND THE TRANSACTIONS AND RELATIONSHIPS CONTEMPLATED BY THIS AGREEMENT, @TRACK AGREES TO BRING SUCH LAWSUIT EXCLUSIVELY IN THE STATE DISTRICT COURT RESIDING IN HENNEPIN COUNTY, MINNESOTA (OR IF APPLICABLE, THE FEDERAL DISTRICT COURT FOR THE __________ DISTRICT OF MINNESOTA).

         16.14. SURVIVABILITY. In the event of termination or expiration of this Agreement, Paragraphs 4, 6, 13, 14, 15 and 16 shall survive and remain in full force and effect as necessary.


         FORCE MAJEURE. Each Party hereto shall be excused from performance hereunder for any period and to the extent that it is prevented from performing any action pursuant hereto, in whole or in part, as a result of delays beyond its control caused by the other Party or by an act of God or the public enemy, fire, floods, epidemics, quarantine restrictions, civil disturbance, court order, labor dispute, third party nonperformance (except to the extent such third party nonperformance is wrongfully caused by a Party to this Agreement), or other cause beyond its control, including without limitation failures or fluctuations in electrical power, heat, light, air conditioning, lack of capacity on the networks or network outages. Additionally, CIC shall not be liable to @TRACK if changes, alterations or modifications in the @TRACK's Units, @TRACK's facilities, operations, network equipment, or procedures made in the ordinary course of business render the Monitoring Services inoperable.

                                    PAGE-11

                       RESTRICTED PROPRIETARY INFORMATION
      The information contained herein is for use by authorized employees of the parties and their affiliates hereto only and is not for general distribution within or for distribution outside their
                respective companies except by written agreement.

         IN WITNESS THEREOF, the Parties have caused this Agreement to be signed below by their duly authorized representatives:

@TRACK COMMUNICATIONS, INC.,
A DELAWARE CORPORATION

By: Jana Bell
   --------------------
Title: President
      -----------------
Date: 5/23/2000
     ------------------

CRITICOM INTERNATIONAL CORPORATION,
A MINNESOTA CORPORATION

By: Curt Quady
   --------------------
Title: President
      -----------------
DATE: May 25, 2000
     ------------------

                                    PAGE-12

                       RESTRICTED PROPRIETARY INFORMATION
      The information contained herein is for use by authorized employees of the parties and their affiliates hereto only and is not for general distribution within or for distribution outside their
                respective companies except by written agreement.

                                    EXHIBIT A

[TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

                                     PAGE-1

                       RESTRICTED PROPRIETARY INFORMATION
      The information contained herein is for use by authorized employees of the parties and their affiliates hereto only and is not for general distribution within or for distribution outside their
                respective companies except by written agreement.

                                    EXHIBIT B

[Text has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the SEC.]

                                     PAGE-1

                       RESTRICTED PROPRIETARY INFORMATION
      The information contained herein is for use by authorized employees of the parties and their affiliates hereto only and is not for general distribution within or for distribution outside their
                respective companies except by written agreement.

                       [TRACK COMMUNICATIONS LETTERHEAD]

                                    EXHIBIT C



[TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

The information contained in this manual if confidential and proprietary to @Track & IDC

                                    EXHIBIT D

                              YEAR 2000 COMPLIANCE

DEFINITIONS

The following definitions apply to terms used in this Exhibit D: Year 2000 Compliance. "System" means the software products (including firmware), computerized hardware products (whether general or special purpose), documentation, data, and other similar or related items of the automated or computerized system(s) that are provided by or through @TRACK or CIC pursuant to this Agreement for the provision of Monitoring Services, or any component thereof, and any services provided by or through @TRACK or CIC in connection therewith. However, the term "System" shall not include non-compliant third party products interoperable with or non-compliant third party services provided in connection with either CIC's or @TRACK's products and services including but not limited to cellular carriers and their networks, long distances carriers and their networks, the public switched telephone network, computer systems upon which either CIC's or @TRACK's software resides, and/or third party software programs which interface and exchange data with the products of either @TRACK or CIC.

"Calendar Related" refers to date values on the Gregorian calendar (the calendar in use throughout most of the world), as further defined in Encyclopedia Britannica, 15th edition, 1993, page 476), and to all uses in any manner of those date values, including without limitation manipulations, calculations, conversions, comparisons, and presentations.

"Date Data" means any Calendar Related data in the inclusive range January 1, 1900, through December 31, 2050, which @TRACK or CIC use in any manner.

"System Date" means the Date Data value with the System shall be able to use as its current date while operating.

"Year 2000 Compliant" means that the System satisfies the requirements set forth in Section 2 below.

"Year 2000 Noncompliance" means any failure of the System to be Year 2000 Compliant.

YEAR 2000 COMPLIANCE REPRESENTATIONS

@TRACK and CIC each represent that, by December 31, 1999, their respective Systems will correctly process Calendar Related data, Date Data, and System Data. The respective Systems will not malfunction, will not cease to function, and will not generate incorrect dates as a result of the manipulation of such data.

@TRACK and CIC each further represent that, in connection with providing Calendar Related data to and accepting Calendar Related data from other automated and/or computerized systems and users via user interfaces, electronic interfaces, and data storage, the respective Systems will represent dates without ambiguity as to century, provided such other automated and/or computerized systems also represent and exchange dates without ambiguity.

@TRACK and CIC each further represent that by December 31, 1999, each will have verified through testing that their respective Systems are Year 2000 Compliant and that testing included, without limitation, each of the following specific dates and the transition between those of such dates that are successive:
September 9, 1999; September 10, 1999; December 31, 1999; January 1, 2000; February 28, 2000; February 29, 2000; March 1, 2000; December 31, 2000; and January 1, 2001.

                                     PAGE-1

                       RESTRICTED PROPRIETARY INFORMATION
      The information contained herein is for use by authorized employees of the parties and their affiliates hereto only and is not for general distribution within or for distribution outside their
                respective companies except by written agreement.

INTERFACING

On or before December 31, 1999, @TRACK and CIC will have the present capability, which can be readily utilized, of providing Calendar Related data to and accepting Calendar Related data from other automated and/or computerized systems and users in a format such as, but not limited to, four-digit CCYY format, where CC are the two digits expressing century and YY are the two digits expressing the year within that century (e.g., 1996, 2003 and 2027). @TRACK and CIC shall provide all necessary interfacing information describing the format utilized by their respective Systems, if different than CCYY format.

YEAR 2000 NONCOMPLIANCE REMEDY

In the event that the respective Systems are Year 2000 Noncompliant in any respect, the only remedy shall be as follows: @TRACK and CIC shall at no cost to the other, correct the Year 2000 Noncompliance and provide the corrected Year 2000 Compliant System no later than 60 (sixty) days after Noncompliance has been identified, unless otherwise agreed to by both @TRACK and CIC in writing.

                                     PAGE-2

                       RESTRICTED PROPRIETARY INFORMATION
      The information contained herein is for use by authorized employees of the parties and their affiliates hereto only and is not for general distribution within or for distribution outside their
                respective companies except by written agreement.